UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2015

Dana Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-1063	26-1531856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3939 Technology Drive, Maumee, Ohio 43537

(Address of principal executive offices) (Zip Code)

(419) 887-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

At Dana Holding Corporation’s (“Dana”) Annual Meeting of Shareholders held on April 30, 2015 (the “Annual Meeting”), shareholders considered three proposals that are described in more detail in Dana’s definitive proxy statement dated March 12, 2015 for the Annual Meeting of Shareholders. There were 164,387,962 shares of Dana common stock eligible to vote at the meeting. Each of the proposals was considered and approved by the requisite majority of votes cast or represented.

The vote results detailed below represent final results as certified by the Inspector of Elections:

PROPOSAL I - Election of seven directors for a one-year term expiring in 2016 or upon the election and qualification of their successors:

	FOR	WITHHOLD

Virginia A. Kamsky	143,132,470	3,341,011
Terrence J. Keating	142,633,443	3,840,038
R. Bruce McDonald	143,086,423	3,387,058
Joseph C. Muscari	142,789,198	3,684,283
Mark A. Schulz	145,296,205	1,177,276
Keith E. Wandell	142,603,616	3,869,865
Roger J. Wood	145,250,455	1,223,026

PROPOSAL II - Approval of a non-binding advisory vote on executive compensation:

FOR	AGAINST	ABSTAIN

141,436,214	4,382,250	655,017

PROPOSAL III - Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2015:

FOR	AGAINST	ABSTAIN

150,802,663	378,524	577,305

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANA HOLDING CORPORATION

Date: May 1, 2015	By:	/s/ Marc S. Levin
		Name:	Marc S. Levin
		Title:	Senior Vice President, General Counsel and Secretary

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